Exhibit 99.1

Kaival Brands Promotes Stephen Sheriff to Chief Operating Officer

Current Director of Administration & Communications brings over a decade of operational and institutional communications & investor relations experience

GRANT-VALKARIA, Fla., August 28, 2023 /PRNewswire/ -- Kaival Brands Innovations Group, Inc. (NASDAQ: KAVL) (“Kaival Brands,” the “Company,” or “we”), the exclusive U.S. distributor of all vaping products manufactured by Bidi Vapor, LLC (“Bidi Vapor”), which are intended for adults 21 and over, today announced the promotion of Stephen Sheriff to the role of Chief Operating Officer (COO), effective as of August 22, 2023.

Mr. Sheriff succeeds Eric Mosser, who was recently promoted to Chief Executive Officer of the Company and joins Mr. Mosser and recently appointed Chief Financial Officer Thomas Metzler as a part of Kaival Brands’ expanded senior management team.

Eric Mosser, Chief Executive Officer and President of Kaival Brands, stated, “Promoting Stephen to the role of Chief Operating Officer was a natural and logical next step given his contributions to the success of Kaival Brands to date and his experience helping businesses navigate through rapid periods of growth and change. He has a strong entrepreneurial spirit and will be instrumental in helping us take our business to the next level. With a deep understanding of our operations, the capital markets and what it takes to develop and execute a strategy with proven results, he is a great addition to our C-suite leadership team.”

Mr. Sheriff brings over a decade of finance and entrepreneurial leadership to the role of Chief Operating Officer. Most recently, he served as the Director of Administration & Communications at Kaival Brands. In this role, he managed the Company’s investor and public relations and human resource programs in addition to overall responsibility for the development and implementation of key programs and initiatives, including customer and vendor relations. Mr. Sheriff’s expanded mandate will be to design and implement corporate policies and procedures that seek to optimize the day-to-day functioning of Kaival’s operational units as well as the Company’s compliance with applicable laws, rules and regulations. He will continue to lead the Company’s investor relations and communications efforts as part of his expanded role.

Prior to Kaival Brands, Mr. Sheriff co-founded Riverhill Group, LLC, a capital markets advisory and consulting firm that leverages the power of relationships and collective thinking to bring qualitative capital and operations solutions to founders and companies in the most effective and efficient manner. Riverhill assists clients in developing key strategies, business development plans, branding strategies and operations management systems.

Prior to Riverhill Group, in 2012, Mr. Sheriff founded Riverhill Ventures, LLC, where he developed a broad portfolio, including quick and full-service restaurants, natural foods and consumer brands, health and wellness, and health tech investments. In addition to Riverhill Group and Riverhill Ventures, Mr. Sheriff previously an Associate at Solebury Trout (now Solebury Strategic Communications) where he gained valuable experience in capital markets, investor relations and public company finance and compliance matters.

He received his Bachelor of Arts in Counseling Psychology from Delaware Valley University.

ABOUT KAIVAL BRANDS

Based in Grant-Valkaria, Florida, Kaival Brands is a company focused on incubating innovative and profitable adult-focused products into mature and dominant brands, with a current focus on the distribution of electronic nicotine delivery systems (ENDS) also known as “e-cigarettes”. Our business plan is to seek to diversify into distributing other nicotine and non-nicotine delivery system products (including those related to hemp-derived cannabidiol (known as CBD) products). Kaival Brands and Philip Morris Products S.A. (via sublicense from Kaival Brands) are the exclusive global distributors of all products manufactured by Bidi Vapor.

Learn more about Kaival Brands at https://ir.kaivalbrands.com/overview/default.aspx.

ABOUT KAIVAL LABS

Based in Grant-Valkaria, Florida, Kaival Labs is a 100% wholly-owned subsidiary of Kaival Brands focused on developing new branded and white-label products and services in the vaporizer and inhalation technology sectors. Kaival Labs’ current patent portfolio consists of 12 existing and 46 pending with novel technologies across extrusion dose control, product preservation, tracking and tracing usage, multiple modalities and child safety. The patents and patent applications cover territories including the United States, Australia, Canada, China, the European Patent Organisation, Israel, Japan, Mexico, New Zealand and South Korea. The portfolio also includes a fully-functional proprietary mobile device software application that is used in conjunction with certain patents in the portfolio.

Learn more about Kaival Labs at https://kaivallabs.com.

ABOUT BIDI VAPOR

Based in Melbourne, Florida, Bidi Vapor maintains a commitment to responsible, adult-focused marketing, supporting age-verification standards and sustainability through its BIDI® Cares recycling program. Bidi Vapor’s premier device, the BIDI® Stick, is a premium product made with high-quality components, a UL-certified battery and technology designed to deliver a consistent vaping experience for adult smokers 21 and over. Bidi Vapor is also adamant about strict compliance with all federal, state and local guidelines and regulations. At Bidi Vapor, innovation is key to its mission, with the BIDI® Stick promoting environmental sustainability, while providing a unique vaping experience to adult smokers.

Nirajkumar Patel, the Company’s Chief Science and Regulatory Officer and director, owns and controls Bidi Vapor. As a result, Bidi Vapor is considered a related party of the Company.

For more information, visit www.bidivapor.com.

Cautionary Note Regarding Forward-Looking Statements

This press release and the statements of the Company’s management and partners included herein and related to the subject matter herein includes statements that constitute “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), which are statements other than historical facts. You can identify forward-looking statements by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “position,” “should,” “strategy,” “target,” “will,” and similar words. All forward-looking statements speak only as of the date of this press release. Although we believe that the plans, intentions, and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions, or expectations will be achieved. Therefore, actual outcomes and results (including, without limitation, the anticipated benefits of the Company’s new Chief Operating Officer as described herein) could materially and adversely differ from what is expressed, implied, or forecasted in such statements. Our business (and our new Chief Operating Officer’s ability to achieve the Company’s goals) may be influenced by many factors that are difficult to predict, involve uncertainties that may materially affect results, and are often beyond our control. Factors that could cause or contribute to such differences include, but are not limited to: (i) future actions by the FDA in response to the 11th Circuit Court’s August 2022 decision that could impact our business and prospects, (ii) the outcome of FDA’s scientific review of Bidi Vapor’s pending FDA Premarket Tobacco Product Applications, (iii) the results of international marketing and sales efforts by Philip Morris International, the Company’s international distribution partner, (iv) how quickly domestic and international markets adopt our products, (v) the scope of future FDA enforcement of regulations in the ENDS industry, (vi) the FDA’s approach to the regulation of synthetic nicotine and its impact on our business, (vii) potential federal and state flavor bans and other restrictions on ENDS products, (viii) the duration and scope of the COVID-19 pandemic and impact on the demand for the products we distribute, (ix) general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth, (x) the effects of steps that we may take to raise new capital and reduce operating costs, (xi) our inability to generate and sustain profitable sales growth, including sales growth in U.S. and international markets, (xii) circumstances or developments that may make us unable to implement or realize anticipated benefits, or that may increase the costs, of our current and planned business initiatives (including, without limitation, the development of vaporization intellectual property we acquired in late April 2023), (xiii) significant changes in our relationships with our distributors or sub-distributors and (xiv) other factors detailed by us in our public filings with the Securities and Exchange Commission, including the disclosures under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended October 31, 2022, filed with the Securities and Exchange Commission on January 27, 2023, as well as all of our subsequent SEC filings, all of which are accessible at www.sec.gov. All forward-looking statements included in this press release are expressly qualified in their entirety by such cautionary statements. Except as required under the federal securities laws and the Securities and Exchange Commission’s rules and regulations, we do not have any intention or obligation to update any forward-looking statements publicly, whether as a result of new information, future events, or otherwise.

Kaival Brands Investor Relations:

Brett Maas, Managing Partner

Hayden IR

(646) 536-7331

brett@haydenir.com

Kaival Brands Media & Press Relations:

Stephen Sheriff, COO and Investor Relations Officer

Kaival Brands

(646) 572-7086

investors@kaivalbrands.com